POWER OF ATTORNEY
                                -----------------

      NEUBERGER BERMAN INCOME FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Theodore P. Giuliano, Michael J. Weiner, Richard M. Phillips, Arthur C. Delibert, Susan M. Casey and Dana L. Platt (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-14, and any and all amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of any series of the Trust, any such registration statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

      IN WITNESS WHEREOF, NEUBERGER BERMAN INCOME FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands this 6th day of June, 2000.

                          NEUBERGER BERMAN INCOME FUNDS

                        By:  /s/ Peter E. Sundman
                             ----------------------------
                             Peter E. Sundman
                             President and Chief Executive Officer

[SEAL]

ATTEST:

/s/ Claudia A. Brandon
---------------------------
Claudia A. Brandon,
Secretary

                       [Signatures Continued on Next Page]

          SIGNATURE              TITLE

/s/ John Cannon               Trustee
------------------------
John Cannon

/s/ Theodore P. Giuliano      Chairman of the Board and
-------------------------     Trustee
Theodore P. Giuliano

/s/ Barry Hirsch              Trustee
-------------------------
Barry Hirsch

/s/ Robert A. Kavesh          Trustee
-------------------------
Robert A. Kavesh

                       [Signatures Continued on Next Page]

          SIGNATURE              TITLE

/s/ William E. Rulon          Trustee
-------------------------
William E. Rulon

/s/ Candace L. Straight       Trustee
-------------------------
Candace L. Straight

/s/ Claudia A. Brandon        Secretary
-------------------------
Claudia A. Brandon

/s/ Richard Russell           Treasurer and Principal
-------------------------     Accounting Officer
Richard Russell

/s/ Michael J. Weiner         Vice President and
-------------------------     Principal Financial Officer
Michael J. Weiner

                                POWER OF ATTORNEY

      INCOME MANAGERS TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Theodore P. Giuliano, Michael J. Weiner, Richard M. Phillips, Arthur C. Delibert, Susan M. Casey and Dana L. Platt (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Registration Statement on Form N-14 of Neuberger Berman Income Trust, a feeder fund investing in the Trust, and any and all amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of such feeder fund, any such registration statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

      IN WITNESS WHEREOF, INCOME MANAGERS TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands this 6th day of June, 2000.

                        INCOME MANAGERS TRUST


                        By:   /s/ Peter E. Sundman
                             -------------------------------------
                                Peter E. Sundman
                                President and Chief Executive Officer

[SEAL]

ATTEST:

/s/ Claudia A. Brandon
--------------------------
Claudia A. Brandon,
Secretary

                       [Signatures Continued on Next Page]

          SIGNATURE              TITLE


/s/ John Cannon               Trustee
--------------------------
John Cannon

/s/ Theodore P. Giuliano      Chairman of the Board and
--------------------------
Theodore P. Giuliano          Trustee

/s/ Barry Hirsch              Trustee
--------------------------
Barry Hirsch

/s/ Robert A. Kavesh          Trustee
--------------------------
Robert A. Kavesh













                       [Signatures Continued on Next Page]

          SIGNATURE              TITLE

/s/ William E. Rulon          Trustee
--------------------------
William E. Rulon

/s/ Candace L. Straight       Trustee
--------------------------
Candace L. Straight

/s/ Claudia A. Brandon        Secretary
--------------------------
Claudia A. Brandon

/s/ Richard Russell           Treasurer and Principal
--------------------------    Accounting Officer
Richard Russell

/s/ Michael J. Weiner         Vice President and
--------------------------    Principal Financial Officer
Michael J. Weiner